UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 6, 2018

Altice USA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                              ☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                              ☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                              ☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                              ☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01                                           Regulation FD Disclosure.

On April 6, 2018, Altice N.V., the controlling stockholder of Altice USA, Inc. (“Altice USA”), published the convocation for Altice N.V.’s annual general meeting (“AGM”) at which shareholders of Altice N.V. are invited to, among other items, cast their vote on the proposal to approve the intended separation of Altice USA from Altice N.V. (the “Separation”), which was previously announced on January 8, 2018.  The Separation is to be effected by a special distribution in kind of Altice N.V.’s 67.2% interest in Altice USA to Altice N.V. shareholders.  Altice N.V. still aims to complete the proposed transaction by the end of the second quarter of 2018 following AGM and regulatory approvals.

In connection with the convocation for the AGM, Altice N.V. made available to Altice N.V. shareholders a shareholder circular, which includes, among other items, information regarding the Separation and Altice USA.  A copy of the shareholder circular prepared and issued by Altice N.V. is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sales of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description
99.1	Altice N.V. Shareholder Circular dated April 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: April 6, 2018	By:	/s/ David Connolly
David Connolly
Executive Vice President and General Counsel